Exhibit 10.35

*** Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4)

and 17 C.F.R. 24b-2

PREMIER PURCHASING PARTNERS, L.P.

AMENDMENT NUMBER 5 TO GROUP PURCHASING AGREEMENT

CONTRACT #: PP-NS-347

Product Category: Pulse Oximeters

Product Additions and Deletions

This Amendment Number 5 (“Amendment”), is entered into effective March 17, 2008 (the “Effective Date”), and shall amend and modify the Group Purchasing Agreement (Contract #: PP-NS-347) by and between Premier Purchasing Partners, L.P. (“Purchasing Partners”), and Masimo Corporation (“Seller”), dated effective March 1, 2006 (the “Agreement”), as follows:

1.	Addition of Products. Effective as of the Effective Date, Exhibit A-3 Price Lists to the Agreement is hereby amended to add the Products set forth in Schedule l hereto. The price of such Products and other pertinent information concerning such Products is also set forth in Schedule l hereto.

2.	Deletion of Products. Effective as of the Effective Date, Exhibit A-3 Price Lists to the Agreement is hereby amended to delete the Products set forth in Schedule 2 hereto. The price of such Products and other pertinent information concerning such Products is also set forth in Schedule 2 hereto.

3.	Other Terms and Conditions. All other terms and conditions of the Agreement shall remain in full force and effect.

This Amendment is hereby executed as of the Effective Date by the parties’ authorized representatives set forth below.

PREMIER PURCHASING PARTNERS, L.P.
(“Purchasing Partners”)		Masimo Americas, Inc.
(“Seller”)

By:	PREMIER PLANS, L.L.C.,
Its General Partner

By:	/s/ Durral Gilbert	By:	/s/ Jim Beyer

Printed Name:	Durral Gilbert	Printed Name:	Jim Beyer

Title:	Vice President, Operations and Contract Manager	Title:	Vice President, National Accounts

By:	/s/ John W. Hargette

Printed Name:	John W. Hargette

Title:	Vice President, Sourcing

Amendment #5 Schedule 1 - Product Additions	Masimo Americas Pulse Oximeters Amendment Effective: 03/17/2008	PP-NS-347

Manufacturer Catalog Number	Item Description	UOM	Qty/UOM	Tier 1 Access Price	Tier 2 […***…], Total Product Purchases ($ Per Calendar Year)	Tier 3 […***…], Total Product Purchases ($ Per Calendar Year)
14422	3Com Wireless Bridge	EACH	1	[…***…]	[…***…]	[…***…]
14530	Cable, Male-Male, 3Com - Serial Port	EACH	1	[…***…]	[…***…]	[…***…]
14423	Antenna, 2.4/5 GHz, 3Com	EACH	1	[…***…]	[…***…]	[…***…]
32054	3COM - Radical Bracket	EACH	1	[…***…]	[…***…]	[…***…]
32055	RAD-8 Bracket	EACH	1	[…***…]	[…***…]	[…***…]
14256	Wireless Access Points - Cisco 1242AG	EACH	1	[…***…]	[…***…]	[…***…]
14260	Antenna, Ceiling Mount, 2 dBi Diversity, Omnidirectional, 2.4 GHz	EACH	1	[…***…]	[…***…]	[…***…]
14261	Antenna, Wall Mount, 6.5 dBi Diversity, Omnidirectional, 2.4 GHz	EACH	1	[…***…]	[…***…]	[…***…]
14573	Antenna, Wall Mount, 4.5 dBi Diversity, Cisco AVT-5145 5.8 GHz	EACH	1	[…***…]	[…***…]	[…***…]
14574	Antenna, Wall Mount, 9.5 dBi Diversity, Cisco AVT-5195 5.8 GHz	EACH	1	[…***…]	[…***…]	[…***…]
14263	Network Switch (Basic) - NetGear	EACH	1	[…***…]	[…***…]	[…***…]
14858	SMC Network Switch (Rack Mount)	EACH	1	[…***…]	[…***…]	[…***…]
14802	HP Proliant DL140 G3 Rack Mount Server	EACH	1	[…***…]	[…***…]	[…***…]
14803	HP DL320G3/DL140G3 DVD/CDRW Drive	EACH	1	[…***…]	[…***…]	[…***…]
14857	4U Rackmount Cabinet, Black XRackPro2 Noise Reduction Enclosure	EACH	1	[…***…]	[…***…]	[…***…]
14804	HP R1500 G2 UPS	EACH	1	[…***…]	[…***…]	[…***…]
14868	Patient SafetyNet Terminal PC	EACH	1	[…***…]	[…***…]	[…***…]
2382	Patient SafetyNet Software	EACH	1	[…***…]	[…***…]	[…***…]
14424	Paging Transmitter	EACH	1	[…***…]	[…***…]	[…***…]
14253	Pager 456 - 460 MHz	EACH	1	[…***…]	[…***…]	[…***…]
14254	Pager 460 - 464 MHz	EACH	1	[…***…]	[…***…]	[…***…]
14255	Pager 464 - 468 MHz	EACH	1	[…***…]	[…***…]	[…***…]
2345	LNCS Sensor Training Kit, 1-Adtx, 1-Pdtx, 1-Inf, 1-Neo, 1-NeoPt Adhesive Sensors and 1-foot w/application Card	Pack	1	[…***…]	[…***…]	[…***…]

Schedule 1	* Confidential Treatment Requested

Amendment #5 Schedule 1 - Product Additions	Masimo Americas Pulse Oximeters Amendment Effective: 03/17/2008	PP-NS-347

Manufacturer Catalog Number	Item Description	UOM	Qty/UOM	Tier 1 Access Price	Tier 2 […***…], Total Product Purchases ($ Per Calendar Year)	Tier 3 […***…], Total Product Purchases ($ Per Calendar Year)
2346	LNCS Sensor Sample Pack, 3 ft. 1 Adtx-3, 1 Pdtx-3, 1 Inf-3 and 1 Neo-3 Adhesive Sensors	Pack	1	[…***…]	[…***…]	[…***…]
2347	LNCS Adult Sample Pack, 1-Adtx, 1-Pdtx, and 1-Neo Adhesive Sensors	Pack	1	[…***…]	[…***…]	[…***…]
2348	LNCS Neo Sample Pack, 1-Inf, 1-Neo and 1-NeoPt Adhesive Sensors	Pack	1	[…***…]	[…***…]	[…***…]
9030	Radical Handheld, Blue Screen	EACH	1	[…***…]	[…***…]	[…***…]
14422	3Com Wireless Bridge	EACH	1	[…***…]	[…***…]	[…***…]
14530	Cable, Male-Male, 3Com - Serial Port	EACH	1	[…***…]	[…***…]	[…***…]
14423	Antenna, 2.4/5 GHz, 3Com	EACH	1	[…***…]	[…***…]	[…***…]
32054	3COM - Radical Bracket	EACH	1	[…***…]	[…***…]	[…***…]
32055	RAD-8 Bracket	EACH	1	[…***…]	[…***…]	[…***…]
14256	Wireless Access Points - Cisco 1242AG	EACH	1	[…***…]	[…***…]	[…***…]
14260	Antenna, Ceiling Mount, 2 dBi Diversity, Omnidirectional, 2.4 GHz	EACH	1	[…***…]	[…***…]	[…***…]
14261	Antenna, Wall Mount, 6.5 dBi Diversity, Omnidirectional, 2.4 GHz	EACH	1	[…***…]	[…***…]	[…***…]
14573	Antenna, Wall Mount, 4.5 dBi Diversity, Cisco AVT-5145 5.8 GHz	EACH	1	[…***…]	[…***…]	[…***…]
14574	Antenna, Wall Mount, 9.5 dBi Diversity, Cisco AVT-5195, 5.8 GHz	EACH	1	[…***…]	[…***…]	[…***…]
14263	Network Switch (Basic) -NetGear	EACH	1	[…***…]	[…***…]	[…***…]
14858	SMC Network Switch (Rack Mount)	EACH	1	[…***…]	[…***…]	[…***…]
14802	HP Proliant DL140 G3 Rack Mount Server	EACH	1	[…***…]	[…***…]	[…***…]
14803	HP DL320G3/DL140G3 DVD/CDRW Drive	EACH	1	[…***…]	[…***…]	[…***…]
14857	4U Rackmount Cabinet, Black XRackPro2 Noise Reduction Enclosure	EACH	1	[…***…]	[…***…]	[…***…]
14804	HP R1500 G2 UPS	EACH	1	[…***…]	[…***…]	[…***…]
14868	Patient SafetyNet Terminal PC	EACH	1	[…***…]	[…***…]	[…***…]

Schedule 1	* Confidential Treatment Requested

Amendment #5 Schedule 1 - Product Additions	Masimo Americas Pulse Oximeters Amendment Effective: 03/17/2008	PP-NS-347

Manufacturer Catalog Number	Item Description	UOM	Qty/UOM	Tier 1 Access Price	Tier 2 […***…], Total Product Purchases ($ Per Calendar Year)	Tier 3 […***…], Total Product Purchases ($ Per Calendar Year)
15009	Monitor	EACH	1	[…***…]	[…***…]	[…***…]
2429	Patient SafetyNet Software	EACH	1	[…***…]	[…***…]	[…***…]
14424	Paging Transmitter	EACH	1	[…***…]	[…***…]	[…***…]
14253	Pager 456 - 460 MHz	EACH	1	[…***…]	[…***…]	[…***…]
14254	Pager 460 - 464 MHz	EACH	1	[…***…]	[…***…]	[…***…]
14255	Pager 464 - 468 MHz	EACH	1	[…***…]	[…***…]	[…***…]
2328	LNCS Inf, Infant Adhesive Sensors, 18 in., 20/box	Box	20	[…***…]	[…***…]	[…***…]
2329	LNCS Neo, Neonatal Adhesive Sensors, 18 in., 20/box	Box	20	[…***…]	[…***…]	[…***…]
2330	LNCS Neo PT, Soft touch Neonatal Adhesive, 18 in., 20/box	Box	20	[…***…]	[…***…]	[…***…]
2256	RED DCIP-dc3: 3’ DCSC Pediatric Finger Sensor with Direct Connection to Monitor (No Cable Req’d; for Rad-57 & Radical -7)	Each	1	[…***…]	[…***…]	[…***…]
2257	RED DCIP-dc12: 12’ DCSC Pediatric Finger Sensor with Direct Connection to Monitor (No Cable Req’d; for Rad-57 & Radical-7)	Each	1	[…***…]	[…***…]	[…***…]
2258	LNCS YI, Multisite Reusable Sensor, 3 ft. 1/box	Each	1	[…***…]	[…***…]	[…***…]
9086	Radical-7 Handheld, TFT Color Display	Each	1	[…***…]	[…***…]	[…***…]

Schedule 1	* Confidential Treatment Requested

Amendment #5 Schedule 2 - Product Deletions	Masimo Americas Pulse Oximeters Amendment Effective: 03/17/2008	PP-NS-347

Manufacturer Catalog Number	Item Description	UOM	Qty/UOM	Tier 1	Tier 2	Tier 3
R7DS-1	RADICAL-7, 3-IN-1 OXIMETER WITH SAME FEATURES AS R2DS-1 ABOVE EXCEPT THE HANDHELD INCLUDES RAINBOW SET HARDWARE PLATFORM -- WHICH INCLUDES MASIMO SET SPO2 PLUS THE OPTION TO ADD OTHER HEMOGLOBIN PARAM	Each	1	[…***…]	[…***…]	[…***…]
R7DS-1B	RADICAL-7, 3-IN-1 OXIMETER WITH SAME FEATURES AS R2DS-1B ABOVE EXCEPT IT INCLUDES RAINBOW SET HARDWARE PLATFORM -- WHICH INCLUDES MASIMO SET SPO2 PLUS THE OPTION TO ADD OTHER HEMOGLOBIN PARAMETERS SUC	Each	1	[…***…]	[…***…]	[…***…]
R7DS-3	RADICAL-7, 3-IN-1 OXIMETER WITH SAME FEATURES AS R2DS-3 ABOVE EXCEPT IT INCLUDES RAINBOW SET HARDWARE PLATFORM -- WHICH INCLUDES MASIMO SET SPO2 PLUS THE OPTION TO ADD OTHER HEMOGLOBIN PARAMETERS SUC	Each	1	[…***…]	[…***…]	[…***…]

Schedule 2	* Confidential Treatment Requested